Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 8 dated March 23, 2016

To

Prospectus dated January 25, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated January 25, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through March 22, 2016, we received and accepted subscriptions in our offerings for approximately 98,708,100 shares of our common stock at an average price per share of $10.27, for corresponding gross proceeds of approximately $1,013,982,100, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

INCREASE IN PUBLIC OFFERING PRICE

On March 22, 2016, we increased our public offering price from $9.45 per share to $9.50 per share, based on a net offering price of $8.55 per share (net of selling commissions and dealer manager fees), which closely approximates an estimated net asset value per share of $8.54. This increase in the public offering price will become effective on our March 23, 2016 weekly closing and will be first applied to subscriptions received from March 16, 2016 through March 22, 2016. In accordance with our previously disclosed share pricing policy, certain of our directors determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to an amount that exceeds our then-current net offering price.

DISTRIBUTIONS

Although we increased our public offering price on March 22, 2016 from $9.45 per share to $9.50 per share, we will maintain the amount of weekly cash distributions payable to shareholders of $0.014067 per share resulting in an annual distribution rate of 7.70% (based on the $9.50 per share public offering price).

On March 22, 2016, our board of directors (the "Board") declared four regular weekly cash distributions of $0.014067 per share each, which will be paid in April 2016.
Each of the regular weekly cash distributions of $0.014067 per share will be paid on April 27, 2016, to shareholders of record on April 5, April 12, April 19, and April 26, 2016.
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”) and Apollo Investment Management, L.P. ("AIM"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense reimbursements from IIG, and future distributions may result from expense reimbursements from IIG and AIM, each of which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG and AIM continue to make such expense reimbursements. Shareholders should also understand that our future repayments of expense reimbursements will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG and AIM have no obligation to provide expense reimbursements to us in future periods.

This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS SUMMARY

The first paragraph in the section entitled "Prospectus Summary — Recent Developments — Total Return Swap" on page 18 of the Prospectus is hereby amended by adding as the eighth sentence thereof the following:

Effective March 22, 2016, Flatiron and Citibank further amended the TRS to increase the maximum aggregate market value of the portfolio of loans subject to the TRS from $750 million to $800 million.

MANAGEMENT

On March 22, 2016, former New Jersey Governor James J. Florio, 78, gave notice to our board of directors that he would resign as a director and from his positions on the Audit Committee and Nominating and Corporate Governance Committee, effective if and when his resignation was accepted by our board of directors and upon the board's election of his successor. At a meeting held on March 22, 2016, our board of directors accepted former Governor Florio's resignation and named his successor, rendering his resignation effective.  Former Governor Florio's decision to resign was not the result of a disagreement with us on any matter relating to our operations, policies or practices.

Effective March 22, 2016, our board of directors elected Peter I. Finlay, 54, as a director to fill the vacancy created by former Governor Florio's resignation, and elected Mr. Finlay to serve on the Audit Committee and Nominating and Corporate Governance Committee.

Mr. Finlay is the founder and Managing Principal of Ardentis LLC, a corporate finance consulting firm that provides advisory services to companies in the U.S. and international markets.  From 2008 to 2013, Mr. Finlay served as Managing Director of IIG and was responsible for managing new business origination in Europe and North America.  Prior to 2008, Mr. Finlay held various management positions both in financial institutions and in relevant industries. From 2006 to 2008, he served as Director of Equipment Finance at Landsbanki Commercial Finance where he established a new industrial finance business with a focus on originating middle market secured debt transactions. From 2003 to 2006, he served as Vice President & Regional Director Europe for GMAC Commercial Finance where he started a new equipment finance business. From 2000 to 2003, Mr. Finlay served as a Director of Project Finance Organization at Bell Labs Lucent Technologies and from 1997 to 1999 he served as a Marketing Director of Structured Finance at Transamerica Leasing, where he established a structured finance operation covering Europe and the Middle East.  Mr. Finlay started his career at National Westminster Bank (1979 – 1986) before moving to Barclays (1986 – 1997), where he held various positions, including Manager in the middle market structured leasing department and Manager in the para-banking inspection department where he was responsible for reviewing risk management compliance and risk underwriting in the bank's European equipment finance subsidiaries.

Since 2014, Mr. Finlay has been the Managing Principal of Ardentis LLC and is also an advisor to the board of EMM Investments LLC, a privately held asset manager engaged in lending to asset intensive companies. From 2009 to 2011, Mr. Finlay served as Chairman and non-executive Director of Premier Telesolutions Ltd. (UK).

Mr. Finlay became an Associate of the Chartered Institute of Bankers in England and Wales in 1994 and completed a Diploma in Financial Studies in 1997.  He completed an M.B.A. at City University Business School in London in 1997 and subsequently served as a tutor in the evening M.B.A. program.  He is a member of the Institute of Directors in the United Kingdom.

In the opinion of our board of directors, Mr. Finlay's experience of working with large financial institutions in the middle market combined with his knowledge of structured finance, risk management and financial control, brings value to our board of directors.